INVESCO STOCK FUNDS, INC.

                Supplement to Prospectus Dated February 28, 2002

The section of the Prospectus entitled "Portfolio Managers" is amended to (1) delete the first, third and sixth paragraphs and (2) substitute the following paragraphs, respectively, in their place:

     The following individuals are primarily responsible for the day-to-day management of their respective Fund's portfolio holdings:

     FUND                    PORTFOLIO MANAGER

     Dynamics                Timothy J. Miller

     INVESCO Endeavor        Trent E. May

     Growth                  Team Managed

     Growth & Income         Fritz Meyer

     Small Company Growth    Stacie L. Cowell

     Value Equity            Charles P. Mayer

     S & P 500 Index         World Asset Management

     TRENT E. MAY, a senior vice president of INVESCO, is the portfolio manager of INVESCO Endeavor Fund. Before joining INVESCO in 1996, Trent was with Munder Capital Management and SunBank Capital Management. He is a CFA charterholder. Trent holds an M.B.A. from Rollins College and a B.S. in Engineering from Florida Institute of Technology.

     FRITZ MEYER, a vice president of INVESCO, is the portfolio manager of Growth & Income Fund. Before joining INVESCO in 1996, Fritz was an executive vice president and portfolio manager with Nelson, Benson & Zellmer, Inc. He holds an M.B.A. from Amos Tuck School - Dartmouth College and a B.A. with a distinction in Economics from Dartmouth College.

The section of the Prospectus entitled "Portfolio Managers" is amended to (1) delete the fifth paragraph in its entirety and (2) add the following paragraph after the seventh paragraph:

     Team management is primarily responsible for the day-to-day management of the Growth Fund's portfolio holdings. When we refer to Team Management without naming individual portfolio managers, we mean a system by which INVESCO's Large-Cap Growth Management Investment Team, for this purpose consisting of several members of the growth team including Timothy J. Miller, Fritz Meyer, and Peter M. Lovell, sets allocation of Fund assets and risk controls.

The section of the Prospectus entitled "How To Buy Shares" is amended to change the minimum initial investment for S&P 500 Index Fund to $5,000 ($2,000 for an IRA) and the minimum subsequent investment for that Fund to $1,000.

This Supplement supersedes the Supplement dated March 18, 2002.

The date of this Supplement is March 28, 2002.